A NASDAQ Traded Company - Symbol HBNC
March 2010

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection
 of the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

 *Based on price at the close of business on March 12, 2010 at $18.76 per share
**Total assets and deposits as of December 31, 2009
Corporate Profile
• Shares Outstanding   3.29 Million Shares
• Market Cap*   $61.6 Million
• Total Assets**   $ 1.4 Billion
• Total Deposits**  $ 952 Million
• Branches    19
• Ownership
 – Insiders      10%
 – Employee Benefit Plans  15%
 – Institutional & Mutual Funds 22%

County
Van Buren County
Kalamazoo Coun
Michigan
Berrien County
Cass County
St. Joseph Coun
Chicago
Cook County
90
94
94
Illinois
80
90
94
65
LaPorte County
St. Joseph County
LaGrange C
Indiana
Lake County
Will County
Noble Cou
Marshall County
Kosciusko County
Starke County
Kankakee County
Jasper County
Newton County
Whitley Cou

Current Locations
Porter County
Elkhart County
American Trust Branches to
Stay Open
American Trust Branch to
Close
Current Locations

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
In Millions
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$64.0
$110.0
$266.0
$30.0
$26.0
$208.0
10.2%
8.9%
11.9%
10.8%
14.8%
14.4%
Lake - IN
Porter - IN
La Porte - IN
St. Joseph - IN
Elkhart - IN
Berrien - MI
HBNC Loans by County
Unemployment Rates by County

Managing Well Through High
Unemployment

18
16
14
12
10
8
6
4
2
0
Percent
US Unemployment Rate
Feb 2010 - 9.7%
Dec-07
Dec-08
Dec-09
4.9
8.6
10.2
3.6
7.3
8.9
5.2
9.2
11.9
4.7
9.4
10.8
4.8
16
14.8
7.3
10.2
14.4
Lake - IN
Porter - IN
LaPorte - IN
St Joseph - IN
Elkhart - IN
Berrien - MI
Counties HBNC Located

Source: databls.gov

Change in Unemployment Rate Slowing

Major Competitors Provide Opportunity
• Indiana
 – Chase
 – Fifth Third
 – PNC f/k/a National
 City
 – Centier
 – 1st Source
 – La Porte Savings
 – Harris
 – First Midwest
 – Peoples Bank
 – Citizens Financial
• Michigan
 – Chase
 – Fifth Third
 – Chemical
 – Flag Star
 – 1st Source
 – Edgewater
 – New Buffalo Savings

Financial Highlights

CAGR: 10.29%
(Millions)
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
$9.1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Record Earnings Ten Consecutive Years

3.91%
3.94%
3.87%
3.43%
3.31%
3.28%
3.01%
3.10%
3.45%
3.66%
$50.0
$40.0
$30.0
$20.0
$10.0
$-
0.00%
$18.7
$19.8
$23.2
$24.2
$25.4
$30.9
$31.5
$32.8
$37.4
$44.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Net Interest Income *
Net Interest Margin

Improving Net Interest (“NIM”) Margin
* Net Interest Income in Millions

Sound NIM Strategies
• Extend Liabilities
 – Extend Duration of Retail CDs
 – Increase Long-Term Brokered CDs
 – Horizon’s TRUP - SWAP for Fixed Ten-Year Rate
 – Extend FHLB advances
 – Long-Term Repurchase Agreements with Imbedded
 Caps
• Shorten Assets
 – Commercial loan SWAPs Fixed for Variable
 – Shrink Mortgage Portfolio
 – Increase Cash Flow in Investment Portfolio
• Liquidity, Liquidity, Liquidity

Challenges to the NIM Strategy
• In Low Interest Rate Environment
 – Extending liabilities is more expensive
 – Shorter term assets have lower yields
• Slow Growth in Earning Assets
• Increase in Non Earning Assets (non-accrual, OREO,
 FDIC pre-payment)
• Loans with Floors will Reprice at Slower Rate
• Competitive Pressure

74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
60.37%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Horizon
Peer Group

Peer Data Source: KBW Report dated February 2010 covering Indiana Publicly Traded Banks; peer data represents a peer average and is as of December 2009 for all periods reviewed.
Horizon Exceeds Peer Average for Efficiency

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.58%
2.49%
2.47%
2.51%
2.73%
0.87%
0.83%
0.97%
1.06%
1.29%
2005
2006
2007
2008
2009
Non Interest Income
Non Interest Expense

2009’s Expenses Too High
& Key Management Focus
Non Interest Income and Expenses as % of Total Assets

Stock Performance in Line with Indiana Peers

Relative Price Performance
Index Value
140
120
100
80
60
40
20
0
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
Horizon Bancorp
Indiana Banks
Michigan Banks

Source: SNL

Balance Sheet

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
Millions
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

 Steady Asset Growth
CAGR 10.1%

Steady Core Deposit Growth

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(Millions)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

CAGR 9.23%

Mortgage
Warehouse
23%
Commercial
36%
Residential
Mortgage
16%
Consumer
25%

Commercial 35%
Mortgage
Warehouse
19%
Residential
Mortgage
15%
December 31, 2004
December 31, 2009
Consumer
 31%
Good Balance in Loan Portfolio

Development and Spec
Land Loans
12,948
4%
Construction - Spec
Homes
3,154
1%
Commercial and
Industrial
56,726
18%
Other
10,133
3%
Automotive /RV
6,782
2%
Owner Occupied RE
127,985
40%
Non Owner Occupied
RE
100,502
32%

 “Low Percentage” of Development Loans
 As a Percent of Total Commercial Loans
December 31, 2009
Dollars in Millions

Stable Core Funding

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(Millions)
2004
2005
2006
2007
2008
2009
Non interest-bearing
NOW
Money market
Savings
Consumer CD's
Business Investment Checking

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(Millions)
2004
2005
2006
2007
2008
2009
Core Funding
Corporate CD's
FHLB Borrowing
Corporate REPO
Federal Reserve
Fed Funds
Note Payable

Multiple Sources - Funding Growth

Asset Quality

Good Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Small Business Focus
 – Average Commercial Loan Size Approximately $250,000
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $18 million
 – Five Loan Relationships with Balances > $5 million

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.51%
3.01%
3.12%
6.56%
13.51%

Increase in Non-Performing Loans
as a % of Capital
2005
2007
2006
2008
2009
As of December 31, 2009, non-performing loans includes OREO, Non-accrual & Impaired Loans

Auto
$1.1
6%
SBA 504
$0.1
1%
CRE
$4.6
24%
Land Development
$2.4
13%
C&I
$2.2
12%
Residential
$8.4
44%

Good Diversity in Non-Performing & Real Estate Owned
Non Performing and REO By Classification
December 31, 2009
Dollars in Millions

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005
2006
2007
2008
2009
2.05%
1.15%
1.41%
2.78%
3.82%
0.29%
0.32%
0.38%
1.29%
2.15%
Horizon
Peer Group

Horizon Outperforms Peer Group
Non-Performing Loans Plus OREO to Gross Loans Plus OREO
Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform
Bank Performance Reports

Annualized Net Loan Losses to Average Total Loans

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2003
2004
2005
2006
2007
2008
2009
0.32%
0.18%
0.17%
0.12%
0.31%
0.14%
0.30%
0.07%
0.41%
0.23%
0.53%
0.69%
1.06%
0.99%
Horizon
Peer Group

Loan Charge-Offs Comparable to Peer
Source: Custom group of 18 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Reports

Thousands
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
Direct
Indirect
Home Equity Line of Credit
Mortgage
Commercial
2005
2006
2007
2008
2009

Consumer Loans Lead in Dollars Charged-off
Charge-offs by Type

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Percentage
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Horizon
National Average

Source: ABA Consumer Credit Delinquency bulletin. Actual Net Charge-Offs for each quarter are annualized and expressed as a percentage of average indirect loan outstandings

Horizon Out-Performs National Averages
For Consumer Indirect Installment Net Charge-Offs

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousands
$649
$8,368
$535
$8,738
$853
$9,791
$5,949
$11,410
$8,998
$16,015
2005
2006
2007
2008
2009
Net Charge Offs
Allowance

Building Loan Loss Reserve

Invest in Horizon

Third Party - Testimonials
• Nine out of Ten Customers - Would Refer a
 Friend
• Best Bank - The News Dispatch Readers Poll - Nine
 out of Last Ten Years
• Best Trust Company - Northwest Indiana Times -
 Readers Poll
• Family Friendly Work Policies - Clarian Award
• Ranked in the Top 200 Community Banks
 for Financial Performance - US Banker
 Magazine - June 2009

Horizon Does Things Right
• We Understand Fiduciary Responsibility to
 Employees, Depositors & Shareholders
• Expense Control - Before it Became Popular
 – No Executive Cars
 – Annual Report Cost Reduction
• Bonus Plans Aligned with Shareholders
 – We Pay Shareholders First
 – No bonuses if earnings fall below a multiple of 1.5 x
 dividends plus holding company fixed costs
• People First Location Second
• Benchmarking Best Practices

Stable Performance & Growth
• Earnings Growth for Ten Consecutive Years
• Diversified Revenue Streams
• Efficient Operations
• Lake Michigan Corridor Primed for Growth
• Super Regional Banks Cutting Back - Market Share
 Opportunities
• Opportunities Increasing for Healthy Banks

American Trust & Savings
Acquisition
• Purchase & Assumption
 – Assets ≈ $110 million
 – Deposits ≈ $99 million
• Financial
 – Accretive to earnings
 – Payback is less than three years
 – Low risk - asset quality and core deposits

	Horizon Bancorp	Avg. - Indiana Banks
Dividend Yield (as of 03/12/10)	3.62%	2.1%
Price to Book (HBNC - Price as of 03/12/10 & Book Value as of Year-end 12/31/10)	68.3%	73.8%
Price to Tangible Book (HBNC - Price as of 03/12/10 & Tangible Book Value as of Year-end 12/31/10)	74.2%	80.2%
Price to Earnings (LTM) (HBNC - Price as of 03/12/10 and 2009 Diluted EPS	7.9x	18.6x
Peer Data Source: KBW Report as of February 26, 2010 Covering Indiana Publicly Traded Banks.
Horizon is an Attractive Value

1 Year
03/14/10
190
185
180
175
170
165
160
155
150
145
140
135
130
125
120
115
110
105
100
95
90
85
80
75
70
65
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2010
Feb
Mar
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - One Year

10 Year
03/14/10
520
500
480
460
440
420
400
380
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
Jul
01
Jul
02
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
Jul
09
Jul
10
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - Ten Years